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                             WESCO RECEIVABLES CORP.

                                       AND

                        WESCO DISTRIBUTION - CANADA, INC.

                                       AND

                            WESCO DISTRIBUTION, INC.

                    ----------------------------------------
                       CANADIAN RECEIVABLES SALE AGREEMENT
                    ----------------------------------------

                            Dated as of June 5, 1998

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                               TABLE OF CONTENTS


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                                   ARTICLE I
                                  DEFINITIONS..............................  1

Section 1.01.  Certain Defined Terms.......................................  1
Section 1.02.  Other Definitional Provisions...............................  5

                                  ARTICLE II
                       PURCHASE AND SALE OF RECEIVABLES....................  6

Section 2.01.  Purchase and Sale of Receivables............................  6
Section 2.02.  Purchase Price..............................................  9
Section 2.03.  Payment of Purchase Price...................................  9
Section 2.04.  No Repurchase............................................... 11
Section 2.05.  Rebates, Adjustments, Returns and Reductions; Modifications. 11
Section 2.06.  Limited Repurchase Obligation............................... 11
Section 2.07.  Obligations Unaffected...................................... 12
Section 2.08.  Certain Charges............................................. 12
Section 2.09.  Certain Allocations......................................... 12
Section 2.10.  Further Assurances.......................................... 12
Section 2.11.  Purchase of Sellers' Interest in Receivables and
               Receivables Property ....................................... 13

                                  ARTICLE III
                            CONDITIONS TO PURCHASES........................ 13

Section 3.01.  Conditions Precedent to Company's Initial Purchase.......... 13
Section 3.02.  Conditions Precedent to the Addition of a Seller............ 16
Section 3.03.  Conditions Precedent to All the Company's Purchases of
               Receivables ................................................ 18
Section 3.04.  Condition Precedent to Each Seller's Obligations............ 19

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES..................... 19

Section 4.01.  Representations and Warranties of the Sellers............... 19
Section 4.02.  Representations and Warranties of the Sellers Relating
               to the Receivables.......................................... 24
Section 4.03.  Representations and Warranties of the Company............... 24

                                   ARTICLE V
                               GENERAL COVENANTS........................... 26

Section 5.01.  Affirmative Covenants of the Sellers........................ 26
Section 5.02.  Reporting Requirements...................................... 31


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Section 5.03.  Negative Covenants.......................................... 31

                                  ARTICLE VI
                          PURCHASE TERMINATION EVENTS...................... 33

Section 6.01.  Purchase Termination Events................................. 33
Section 6.02.  Additional Remedies......................................... 36

                                  ARTICLE VII
                       INDEMNIFICATION; EXPENSES; COSTS.................... 36

Section 7.01.  Indemnities by the Sellers.................................. 36
Section 7.02.  Indemnities by the Company.................................. 38

                                 ARTICLE VIII
                                 SELLER NOTE .............................. 38

Section 8.01.  Seller Note................................................. 38
Section 8.02.  Restrictions on Transfer of Seller Note..................... 39
Section 8.03.  Aggregate Amount............................................ 39

                                  ARTICLE IX
                                 MISCELLANEOUS............................. 39

Section 9.01.  Amendment................................................... 39
Section 9.02.  Notices, Etc................................................ 39
Section 9.03.  No Waiver; Remedies......................................... 40
Section 9.04.  Successors and Assigns...................................... 40
Section 9.05.  Governing Law............................................... 40
Section 9.06.  Jurisdiction; Consent to Service of Process................. 41
Section 9.07.  Integration................................................. 41
Section 9.08.  Captions and Cross References............................... 41
Section 9.09.  Execution in Counterparts................................... 41
Section 9.10.  No Petition in Bankruptcy................................... 41
Section 9.11.  Addition of Sellers......................................... 42
Section 9.12.  Treatment of Sellers other than WESCO Canada; Termination
               Thereof .................................................... 42
Section 9.13.  Termination................................................. 42


EXHIBIT A       Form of Seller Note
EXHIBIT B       Form of Additional Seller Supplement
EXHIBIT C       Form of PPSA Certificate
EXHIBIT D       Form of Assignment

SCHEDULE 1      Sellers' Authorized Officers


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SCHEDULE 2      Location of Each Seller's Chief Executive Office
SCHEDULE 3 Lockbox Banks, the Lockbox Processors, and Eligible Segregated Account Banks
SCHEDULE 4      Address for Notice to Servicer
SCHEDULE 5      Seller Trade Names
SCHEDULE 6      Definition of Discounted Percentage
SCHEDULE 7      Form of Financial Statement Note
SCHEDULE 8      Form of General Legend
SCHEDULE 9      Form of True Sale Opinion

                       CANADIAN RECEIVABLES SALE AGREEMENT

            This CANADIAN RECEIVABLES SALE AGREEMENT dated as of June 5, 1998 (this "Agreement"), is among WESCO DISTRIBUTION, INC., a Delaware corporation ("WESCO") in its capacity as servicer (the "Servicer"), WESCO Distribution-Canada, Inc., an Ontario corporation ("WESCO Canada") in its capacity as a seller (a "Seller") and WESCO RECEIVABLES CORP., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

            WHEREAS, WESCO Canada intends to sell Receivables and Receivables Property (both as hereinafter defined) to the Company on the terms and subject to the conditions set forth in this Agreement;

            WHEREAS, the Company desires to purchase Receivables and Receivables Property from the Sellers on the terms and subject to the conditions set forth in this Agreement;

            WHEREAS, the Sellers and the Company desire the transfer of Receivables and Receivables Property from the Sellers to the Company to be a true sale providing the Company with the full benefits of ownership of the Receivables; and

            WHEREAS, to obtain the necessary funds to purchase such Receivables and Receivables Property, the Company has entered into the Pooling Agreement (as hereinafter defined);

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            Section 1.01. Certain Defined Terms. Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 of the Pooling Agreement, among the Company, the Servicer and the Trustee. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Additional Seller Supplement" means an instrument substantially in the form of Exhibit B hereto pursuant to which a Subsidiary of WESCO Canada becomes a Seller party hereto.

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            "Articles" has the meaning set out in Section 3.1(a).

            "Assignment" has the meaning specified in Section 2.1(c).

            "Authorized Officers" means those officers of the Sellers designated in Schedule 1 hereto (or in such other Schedule as may be delivered by the Sellers to the other parties hereto from time to time) as duly authorized to execute and deliver this Agreement and any instruments or documents in connection herewith on behalf of the Sellers and to take, from time to time, all other actions on behalf of the Sellers in connection herewith.

            "Canadian Dollars" means the lawful currency of Canada.

            "Closing Date" means the date of the initial issuance of the Investor Certificates.

            "Collections" shall mean all collections, including the Aggregate Uncleared Funds Amount, and all amounts received in respect of the Receivables, including Recoveries, Seller Repurchase Payments, Seller Adjustment Payments, Servicer Indemnification Amounts paid by the Servicer and any other payments received in respect of Dilution Adjustments, together with all collections received in respect of the Related Property in the form of cash, checks, wire transfers or any other form of cash payment, and all proceeds of Receivables and collections thereof (including, without limitation, collections constituting an account or general intangible or evidenced by a note, instrument, letter of credit, security, contract, security agreement, chattel paper or other evidence of indebtedness or security, whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all "proceeds", as defined in the PPSA as in effect in the Province of Ontario, of the foregoing), but in any event, not including any collections of Excluded Receivables.

            "Contract" means a contract between any Seller and any Person pursuant to or under which such Person shall be obligated to make payments to such Seller.

            "Discounted Percentage" has the meaning specified in Schedule 6 hereto.

            "Early Termination" shall have the meaning specified in Section
6.01.

            "Effective Date" means (i) with respect to WESCO Canada on the date hereof and (ii) with respect to each Subsidiary of WESCO Canada added as a Seller pursuant to Section 9.12, the Seller Addition Date with respect to each such Subsidiary.

            "Excluded Receivables" means Receivables (without giving effect to the exclusion of Excluded Receivables from the definition thereof) (i) owed by Obligors not resident in Canada, or which are denominated in a currency other than Canadian Dollars, (ii) owed to a Seller by a vendor of merchandise to such Seller, which relates to the merchandise sold by such vendor or promotional programs of such vendor.

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            "Insolvency Event" with respect to the Seller, shall mean the occurrence of any one or more of the Purchase Termination Events specified in subsection 6.01(f).

            "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, deemed trust, pledge, hypothec, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or other similar right of a third party with respect to such securities.

            "Material Adverse Effect" shall mean, with respect to any Seller,
(a) a material impairment of the ability of such Seller to perform its obligations under the Transaction Documents, (b) a material impairment of the validity or enforceability of any of the Transaction Documents against such Seller, (c) a material impairment of the collectibility of the Receivables originated by such Seller taken as a whole or (d) a material impairment of the interests, rights or remedies of the Company under the Transaction Documents or the Receivables taken as a whole.

            "Ontario PPSA" means the PPSA as in effect from time to time in the Province of Ontario.

            "Payment Date" has the meaning specified in subsection 2.03(a).

            "Pooling Agreement" means the Pooling Agreement dated as of the date hereof, among the Company, the Servicer and the Trustee on behalf of the Certificateholders, as such agreement may be amended, supplemented, waived, or otherwise modified from time to time, including, without limitation, the Series 1998-1 Supplement dated as of the date hereof among the Company, the Servicer and the Trustee.

            "Potential Purchase Termination Event" means any condition or act specified in Section 6.01 that, with the giving of notice or the lapse of time or both, would become a Purchase Termination Event.

            "PPSA" means, in respect of each province or territory in Canada (other than Quebec), the Personal Property Security Act as from time to time in effect in such province or territory, and in respect of Quebec, the Civil Code of Quebec as from time to time in effect in such province; provided, however, that in the case of the Province of Newfoundland and the Northwest Territories, until such time as a personal property security act or similar legislation comes into force in such province or territory, the term "PPSA" in respect of such province or territory means the assignment of book debts act as from time to time in effect in such province or territory; provided, further, that if any terms which are used herein are expressed to be defined in the PPSA of a particular jurisdiction, and such particular jurisdiction's PPSA does not define such term, then such term shall have the meaning ascribed to it in the Ontario PPSA.

            "Purchased Receivable" means, at any time, any Receivable sold to the Company by any Seller pursuant to, and in accordance with the terms of, this Agreement and not theretofore resold to such Seller pursuant to subsection 2.01(b) or Sections 2.06 or 2.11.

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            "Purchased Receivables Percentage" means, with respect to any Seller as to which WESCO Canada has submitted a Seller Termination Request, the percentage equivalent of a fraction, the numerator of which is an amount equal to the aggregate outstanding Principal Amount of Purchased Receivables sold by such Seller as of the applicable Seller Termination Request Date, and the denominator of which is an amount equal to the aggregate outstanding Principal Amount of all Purchased Receivables as of such date.

            "Purchase Price" has the meaning specified in Section 2.02.

            "Purchase Termination Date" means, with respect to any Seller, the date on which the Company's obligation to purchase Receivables from such Seller shall terminate, which shall be the date on which an Early Termination occurs with respect to such Seller.

            "Purchase Termination Event" has the meaning specified in Section 6.01.

            "Receivable" shall mean the indebtedness and payment obligations of any Person to a Seller or acquired by a Seller (including, without limitation, obligations constituting an account or general intangible or evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security) arising from a sale of merchandise or the provision of services by such Seller or the Person from whom such indebtedness and payment obligation was acquired by a Seller, including, without limitation, any right to payment for goods sold or for services rendered, and including the right to payment of any transfer, sales or use taxes, goods and services taxes, returned check charges and other obligations of such Person with respect thereto other than Excluded Receivables; provided, however, that for purposes of Article II hereof in the event that an Excluded Receivable is included on any Daily Report, such Excluded Receivable shall be deemed to be a Receivable but not an Eligible Receivable.

            "Receivables Property" has the meaning specified in Section 2.01.

            "Reference Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If The Chase Manhattan Bank shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the failure of the Federal Reserve Bank of New York to publish rates or the inability of The Chase Manhattan Bank to obtain quotations in accordance with the terms of the definition thereof, the Reference Rate shall be determined without regard to clause (b) of the immediately preceding sentence, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Reference Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The term "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. The term "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members

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of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by The Chase Manhattan Bank from three Federal funds brokers of recognized standing selected by it.

            "Registrations" shall have the meaning specified in Section 2.1(d).

            "Related Property" shall mean, with respect to each Receivable:

                  (a) all of the applicable Seller's interest in the goods, if any, sold and delivered to an Obligor which gave rise to such Receivable;

                  (b) all other security interests or Liens purporting to secure payment of such Receivable, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

                  (c) all guarantees, credit or similar types of insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable;

in the case of clauses (b) and (c), whether pursuant to the contract related to such Receivable or otherwise and including, without limitation, pursuant to any obligations evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security and the proceeds thereof.

            "Seller Addition Date" has the meaning specified in Section 3.02.

            "Seller Adjustment Payment" has the meaning specified in Section
2.05.

            "Seller Note" has the meaning specified in Section 8.01.

            "Seller Repurchase Payment" has the meaning specified in Section
2.06.

            "Sellers" means WESCO Canada together with each Subsidiary of WESCO Canada added as a Seller hereunder from time to time.

            "Seller Termination Request" has the meaning specified in subsection 9.13(b).

            "Seller Termination Request Date" has the meaning specified in subsection 9.13(b).

            "WESCO Persons" means each Seller and each of its Affiliates other than the Company.

            Section 1.02. Other Definitional Provisions. (a) All terms defined herein or in the Pooling Agreement or any Supplement shall have their defined meanings when used in

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any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section
1.1 of the Pooling Agreement or any Supplement, and accounting terms partly defined in Section 1.1 of the Pooling Agreement or any Supplement to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control. All terms used in the Ontario PPSA that are used but not specifically defined herein are used herein as defined therein.

            (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Annex, Schedule and Exhibit references contained in this agreement are references to Sections, subsections, Annex, Schedules and Exhibits in or to this Agreement unless otherwise specified.

            (d) The definitions contained in Section 1.01 of this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine, the feminine and the neuter genders of such terms.

            (e) All references herein to any agreement or instrument shall be deemed references to such agreement or instrument as amended, supplemented or otherwise modified from time to time, subject to compliance with any restrictions herein on the amendment, supplementation or modification of such agreement or instrument.

                                   ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES

            Section 2.01. Purchase and Sale of Receivables. (a) Upon the terms set forth herein, each of the Sellers hereby sells, assigns, transfers and conveys to the Company, without recourse (except to the limited extent provided herein), all its respective present and future right, title and interest in, to and under:

            (i) all Receivables now existing and hereafter arising from time to time (until an Early Termination with respect to such Seller occurs);

            (ii) all Related Property in respect of such Receivables;

            (iii) all Collections;

            (iv) all payment, enforcement and other rights (including rescission, replevin or reclamation), but none of the obligations, relating to any Receivable or arising therefrom; and

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            (v) all monies due or to become due and all amounts received with respect to the items listed in clauses (i), (ii), (iii) and (iv) and all proceeds (including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing and all "proceeds" as defined in the Ontario PPSA, including all Recoveries relating thereto and all amounts on deposit in the Lockbox Accounts or Eligible Segregated Accounts which were not Available Funds on the date hereof) (the property described in the foregoing clauses (ii) through (v) are hereinafter collectively referred to as the "Receivables Property").

            Subject to the terms and conditions set forth herein, the Company hereby agrees to purchase the Receivables and Receivables Property of each Seller.

            (b) On each applicable Effective Date and on the date of creation of each newly created Receivable, all of the applicable Seller's right, title and interest in, to and under (i) in the case of each such Effective Date, all then existing Receivables and all Receivables Property in respect of such Receivables and (ii) in the case of each such date of creation (but only so long as no Early Termination with respect to such Seller has occurred), all such newly created Receivables and all Receivables Property in respect of such Receivables, shall be immediately and automatically sold, assigned, transferred and conveyed to the Company pursuant to paragraph (a) above without any further action by such Seller or any other Person. If any Seller shall not have received payment (including as a result of the failure to satisfy the conditions set forth in Section 3.03 or the application of the final paragraph of Section 6.01) from the Company of the Purchase Price for any newly created Receivable and the related Receivables Property on the Payment Date therefor in accordance with the terms of subsection 2.03(b), such newly created Receivable and the Receivables Property with respect thereto shall, upon receipt of notice by the Company and the Trustee from the applicable Seller of such failure to receive payment, immediately and automatically be sold, assigned, transferred and reconveyed by the Company to such Seller without any further action by the Company or any other Person.

            (c) To evidence and effect the sale, assignment, transfer and conveyance of Purchased Receivables and the Receivables Property in respect thereof, each Seller shall execute on the Effective Date with respect to such Seller, a written assignment of the Purchased Receivables and the Receivables Property in respect thereof in substantially the form of Exhibit D hereto (an "Assignment"). The parties to this Agreement intend that the transactions contemplated by subsections 2.01(a) and (b) hereby and each Assignment shall be, and shall be treated as, a purchase and receipt by the Company and a sale by the applicable Seller of the Purchased Receivables and the Receivables Property in respect thereof and not a lending transaction. All transfers of Receivables and Receivables Property by any Seller hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, any Seller, except as otherwise specifically provided herein. The foregoing sale, assignment, transfer and conveyance constituted hereby and under each Assignment does not constitute and is not intended to result in a creation or assumption by the Company of any obligation of any Seller or any other Person in connection with the Receivables, the Receivables Property or any agreement or instrument relating thereto, including any obligation to any Obligor. If, and to the extent, this Agreement or any Assignment does not constitute a valid sale, assignment, transfer and conveyance of all right, title and interest of each Seller in, to and under the Purchased Receivables and the

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Receivables Property in respect thereof despite the intent of the parties hereto and the express terms hereof, such Seller hereby grants a "security interest"
(as defined in the Ontario PPSA) in the Purchased Receivables, the Receivables Property in respect thereof and all proceeds thereof to the Company, and the parties agree that this Agreement shall constitute a security agreement under the Ontario PPSA.

            (d) In connection with the foregoing conveyances, each Seller agrees to record, file or register, or cause to be recorded, filed or registered, at its own expense, each Assignment or notice or application with respect thereto, as applicable, or financing statements (or continuation or financing change statements, as applicable) (collectively, "Registrations") with respect to such conveyances meeting the requirements of applicable law, in such manner and in such jurisdictions as are necessary to protect, perfect and maintain the protection and perfection of the Company's purchase of ownership interests in the Receivables and Receivables Property from the Sellers, and shall deliver a file stamped copy of each such Registration or other satisfactory evidence thereof to the Company and the Trustee no later than 10 days after the Effective Date.

            (e) In connection with the foregoing conveyances, each Seller agrees at its own expense, as agent of the Company (i) no later than 30 days after the Effective Date, to indicate or cause to be indicated on the computer files (but not on individual invoices or individual collection files) relating to such Receivables (by means of a general legend, substantially in the form described on Schedule 8 hereto, that will automatically appear each time a Person enters the Seller's Receivables program) that, unless otherwise specifically identified as a receivable not so sold, transferred, assigned and conveyed, all Receivables (and any such other receivables) included therein and all other Receivables Property (and any other similar related property (but for greater certainty, not any Excluded Receivables)) have been sold, transferred, assigned and conveyed to the Company in accordance with this Agreement and (ii) on or prior to the Effective Date to deliver, to the Company computer files, microfiche lists or typed or printed lists (the "Receivables Lists") containing true and complete lists of all such Receivables, identified by Obligor and setting forth the Receivables balance for each Receivable as of the Cut-Off Date.

            (f) As further confirmation of the sale of the Receivables but subject to subsection 6.02(b), it is understood and agreed that the Company shall have the following rights:

                  (A) the Company (and its assignees) shall have the right at any time to (I) notify, or require that such Seller at its own expense notify, the respective Obligors of the Company's ownership of the Purchased Receivables and Receivables Property, (II) direct that payment of all amounts due or to become due under the Purchased Receivables be made directly to the Company or its designee, (III) sue for collection on any Purchased Receivable or (IV) sell any Purchased Receivables to any Person for a price that is acceptable to the Company (or its assignee);

                  (B) such Seller shall, upon written request of the Company, and at such Seller's expense (I) deliver to the Company or a party designated by the

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            Company all documents, instruments and other records (including credit files) that evidence or record the Receivables sold by such Seller and all licenses, rights, computer programs, related material, computer tapes, disks, cassettes and data necessary to the immediate collection of the Purchased Receivables by the Company, with or without the participation of such Seller and (II) make such arrangements with respect to the collection of the Purchased Receivables as may be reasonably required by the Company. In recognition of such Seller's need to have access to any Documents which may be transferred to the Company hereunder, whether as a result of its continuing business relationship with any Obligor for Receivables purchased hereunder or as a result of its responsibilities as a Sub-Servicer, the Company hereby grants to such Seller an irrevocable license to access the Documents transferred by such Seller to the Company and to access any such transferred computer software in connection with any activity arising in the ordinary course of such Seller's business or in performance of such Seller's duties as a Servicing Party, provided, however, that such Seller shall not disrupt or otherwise interfere with the Company's use of and access to the Documents and its computer software during such license period; and

                  (C) such Seller hereby grants to the Company an irrevocable power of attorney with full power of substitution (including the power to delegate to any Servicer or Sub-Servicer from time to time) (coupled with an interest) to take any and all steps in such Seller's name necessary or desirable, in the reasonable opinion of the Company, to collect all amounts due under the Purchased Receivables, including, without limitation, enforcing the Purchased Receivables, exercising all rights and remedies in respect thereof and, without regard to the limitation set forth in subsection 6.02(b), endorsing such Seller's name on checks and other instruments representing Collections.

            Section 2.02. Purchase Price. The amount payable by the Company to a Seller (the "Purchase Price") for Receivables and Receivables Property on any Payment Date under this Agreement shall be equal to the product of (a) the aggregate outstanding Principal Amount of such Receivables as set forth in the applicable Daily Report times (b) the Discounted Percentage with respect to such Seller plus, on the Effective Date, the aggregate of all amounts on deposit in Lockbox Accounts or Eligible Segregated Accounts which were not Available Funds on such date. All interest rates and fees hereunder shall be computed on the basis of the actual number of days elapsed divided 365. Any such applicable interest rate, expressed as an annual rate of interest for the purpose of the Interest Act (Canada) shall be equivalent to such applicable interest rate multiplied by the actual number of days in the calendar year in which the same is to be determined and divided by 365.

            Section 2.03. Payment of Purchase Price. (a) Upon the fulfillment of the conditions set forth in Article III, the Purchase Price for Receivables and the Receivables Property shall be paid or provided for by the Company in the manner provided below on each day for which a Daily Report is delivered to the Company (each such day, a "Payment Date") in respect of a Reported Day (which Daily Report shall specify, by Seller, the Principal

Amount of Receivables being sold on such Payment Date, the aggregate Purchase Price for such Receivables and the components of payment as provided in paragraph (b) below).

            (b) The Purchase Price for Receivables and Receivables Property shall be paid by the Company on each Payment Date (including the initial Payment
Date) as follows:

                  (i) by netting the amount of any Seller Adjustment Payments or Seller Repurchase Payments pursuant to Section 2.05 or 2.06 against such Purchase Price;

                  (ii) to the extent available for such purpose, in cash from Collections released to the Company pursuant to the Pooling Agreement;

                  (iii) to the extent available for such purpose, in cash from the net proceeds of a transfer of interests in Purchased Receivables by the Company to other Persons;

                  (iv) to the extent available for such purpose, in cash from the proceeds of capital contributed by WESCO to the Company, if any, in respect of its equity interest in the Company; and

                  (v) at the option of the Company (subject to the provisions of Section 8.01), by means of an addition to the principal amount of the Seller Note in an aggregate amount up to the remaining portion of the Purchase Price. Any such addition to the principal amount of the Seller Note shall be allocated among the Sellers (pro rata according to the Principal Amount of Receivables sold by each Seller) by the Servicer in accordance with the provisions of this subsection 2.03(b)(v) and Section
      8.01. The Servicer may evidence such additional principal amounts by recording the date and amount thereof on the grid attached to such Seller Note; provided, however, that the failure to make any such recordation or any error in such grid shall not adversely affect any Seller's rights.

            (c) The Servicer shall be responsible, in its sole discretion but in accordance with subsection 2.03(a), for allocating among the Sellers the payment of the Purchase Price for Receivables and any amounts netted therefrom pursuant to subsection 2.03(b)(i), either in the form of cash received from the Company or as an addition to the principal amount of a Seller's interest in the Seller Note. The Company shall be entitled to pay all amounts in respect of the Purchase Price of Receivables and Receivables Property to an account of the Servicer for allocation by the Servicer to the Sellers, and each of the Sellers hereby appoint the Servicer as their agent for purposes of receiving such payments and making such allocations and hereby authorizes the Company to make all payments due to such Seller directly to, or as directed by, the Servicer. The Servicer hereby accepts and agrees to such appointment. All payments under this Agreement shall be made not later than 3:00 p.m (Toronto time) on the date specified therefor in Canadian Dollars (or U.S. Dollars calculated using the Canadian Exchange Percentage) in same day funds or by check, as the Servicer shall elect and to the bank account designated in writing by the Servicer to the Company.

            (d) Whenever any payment to be made under this Agreement shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. Amounts not paid when due in accordance with the terms of this Agreement shall bear interest at a rate equal at all times to the Reference Rate, payable on demand.

            Section 2.04. No Repurchase. Except to the extent expressly set forth herein, no Seller shall have any right or obligation under this Agreement, by implication or otherwise, to repurchase from the Company any Purchased Receivables or Receivables Property or to rescind or otherwise retroactively affect any purchase of any Purchased Receivables or Receivables Property after the Payment Date relating thereto.

            Section 2.05. Rebates, Adjustments, Returns and Reductions; Modifications. From time to time, a Seller may make Dilution Adjustments to Receivables in accordance with this subsection 2.05 and subsection 5.03(c). The Sellers (other than those Sellers from which the Company has no Receivables outstanding at such time), jointly and severally, agree to pay to the Company the amount of any such Dilution Adjustment (a "Seller Adjustment Payment"); provided, however, that such payment shall be made no later than the Settlement Report Date of the month following the grant of the Dilution Adjustment (regardless of which Seller shall have granted such Dilution Adjustment); provided, further, that, prior to the occurrence of any Early Termination with respect to all Sellers, any such Seller Adjustment Payment known to be owing to the Company on any Payment Date shall, on such Payment Date, be netted against the Purchase Price of newly created Receivables in accordance with subsection 2.03(b)(i) to the extent of such Principal Amount and the remaining amount of such Seller Adjustment Payment known to be owing to the Company after such netting, if any, (or following an Early Termination with respect to all Sellers, the full amount) shall be paid to the Company on such date in cash. The amount of any Dilution Adjustment posted on any Reported Day shall be set forth on the Daily Report prepared with respect to such Reported Day.

            Section 2.06. Limited Repurchase Obligation. In the event that (i) any representation or warranty contained in Section 4.02 in respect of any Receivable transferred to the Company is not true and correct in any material respect on the applicable Payment Date, or (ii) there is a breach of any covenant contained in subsection 5.01(c), (f) or (n) or Section 5.03 with respect to any Receivable in any material respect or (iii) the Company's interest in any Receivable is not a first priority perfected ownership or security interest at any time as a result of any action taken by, or any failure to take action by, any Seller, then the Sellers (other than those Sellers from which the Company has no Receivables outstanding at such time), jointly and severally, agree to pay to the Company an amount equal to the Principal Amount (determined as of the Payment Date for such Receivable) of such Receivable (whether the Company paid such Purchase Price in cash or otherwise) less Collections received by the Company in respect of such Receivable, regardless of which Seller shall have been responsible for such incorrectness or breach, such payment to occur no later than the Payment Date occurring on the 30th day (or, if such 30th day is not a Payment Date, on the Payment Date immediately succeeding such 30th day) after the day such breach or incorrectness becomes known (or should have become known with due diligence) to any Seller (unless such breach or incorrectness shall have been cured on or before such day);

provided, however, that, prior to any Early Termination with respect to all Sellers, any such payment due and owing to the Company on such Payment Date shall be netted against the Purchase Price of newly created Receivables in accordance with subsection 2.03(b)(i) to the extent of such Principal Amount and the remaining amount of such payment due to the Company after such netting, if any, (or following an Early Termination with respect to all Sellers, the full amount) shall be paid to the Company in cash to the extent still unpaid on such Payment Date. Any payment by any Seller pursuant to this Section 2.06 is referred to as a "Seller Repurchase Payment". The obligation to reacquire any Receivable shall, upon satisfaction thereof, constitute the sole remedy respecting the event giving rise to such obligation available to the Company. Simultaneously with any Seller Repurchase Payment with respect to any Receivable, such Receivable and the Receivables Property with respect thereto shall immediately and automatically be sold, assigned, transferred and conveyed by the Company to the applicable Seller without any further action by the Company or any other Person.

            Section 2.07. Obligations Unaffected. The obligations of the Sellers to the Company under this Agreement shall not be affected by reason of any invalidity or illegality of any Receivable or any sale of a Receivable.

            Section 2.08. Certain Charges. Each Seller and the Company agree that late charge revenue, reversals of discounts, other fees and charges and other similar items (not constituting Excluded Receivables), whenever created, accrued in respect of Purchased Receivables shall be the property of the Company notwithstanding the occurrence of an Early Termination and all Collections with respect thereto shall continue to be allocated and treated as Collections in respect of Purchased Receivables.

            Section 2.09. Certain Allocations. Each Seller hereby agrees that, following the occurrence of an Early Termination with respect to such Seller, all Collections and other proceeds received in respect of Receivables generated by such Seller shall be applied, first, to pay the outstanding Principal Amount of Purchased Receivables (as of the date of such Early Termination) of the Obligor to whom such Collections are attributable until such Purchased Receivables are paid in full and, second, to the related Seller to pay Receivables of such Obligor not sold to the Company; provided, however, that notwithstanding the foregoing, if such Seller can attribute a Collection to a specific Obligor and a specific Receivable, then such Collection shall be applied to pay such Receivable of such Obligor. The Company and the Servicer shall take such action as the Seller may reasonably request, at the expense of such Seller, to assure that any Receivable not sold to the Company, the Related Property and Collections with respect thereto and any Excluded Receivables do not remain commingled with other Collections hereunder and are immediately paid to the Seller.

            Section 2.10. Further Assurances. From time to time at the request of a Seller, the Company shall deliver to such Seller such documents, assignments, releases and instruments of termination as such Seller may reasonably request to evidence the reconveyance by the Company to such Seller of a Receivable pursuant to the terms of Section 2.01(b), 2.06 or 2.11(b), provided, however, that the Company shall have been paid all amounts due thereunder; and the Company and the Servicer shall take such action as such Seller may reasonably request, at the expense of such Seller, to assure that any such

Receivable, the Related Property and Collections with respect thereto do not remain commingled with other Collections hereunder.

            Section 2.11. Purchase of Sellers' Interest in Receivables and Receivables Property. (a) In the event of any breach of any of the representations and warranties set forth in subsection 4.01(a), (b), (c), (e),
(f) or (g), as of the date made, which breach has a material adverse effect on the interests of the Company in the Receivables or the Receivables Property, then the Company, by notice then given in writing to the Sellers, may direct the Sellers to purchase all Receivables and Receivables Property and the Sellers (other than those Sellers from which the Company has no Receivables outstanding at such time), jointly and severally, shall be obligated to make such purchase 30 days after receipt of such notice on the terms and conditions set forth in subsection 2.11(b) below; provided, however, that no such purchase shall be required to made if, by such date, the representations and warranties contained in subsections 4.01(a), (b), (c), (e), (f) or (g) shall be satisfied in all material respects, and any material adverse effect on the Company caused thereby has been cured.

            (b) The Sellers (other than those Sellers from which the Company has no Receivables outstanding at such time), shall jointly and severally, shall, as the purchase price for the Receivables and Receivables Property to be purchased pursuant to subsection 2.11(a) above, pay to the Company, on the Business Day preceding such Distribution Date, an amount equal to the Principal Amount of the Purchased Receivables (determined as of the Payment Date or contribution date for such Purchased Receivables), less Collections received by the Company in respect of such Purchased Receivables, as of such Distribution Date. Upon payment of such amount, in immediately available funds, to the Company, the Company's rights with respect to the Purchased Receivables shall terminate and such interest therein shall immediately and automatically be sold, assigned, transferred and conveyed by the Company to the Sellers which originated such Receivable without any further action by the Company or any other Person and the Company shall have no further rights with respect thereto. If the Company gives notice directing the Sellers to purchase the Purchased Receivables as provided above, the obligation of the Sellers to purchase the Purchased Receivables pursuant to this Section 2.11 shall, upon satisfaction thereof, constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.11 available to the Company.

                                   ARTICLE III
                            CONDITIONS TO PURCHASES

            Section 3.01. Conditions Precedent to Company's Initial Purchase. The obligation of the Company to purchase Receivables and Receivables Property hereunder on the initial Effective Date from WESCO Canada is subject to the conditions precedent that the Company shall have received on or before the date of such purchase the following, each (unless otherwise indicated) dated the day of such sale and in form and substance satisfactory to the Company:

            (a) Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of WESCO Canada, dated the Closing Date, and certifying (i) that attached thereto is a true and complete copy of the articles and certificates of incorporation (including all amendments thereto) (the "Articles") and by-laws of such Seller, as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (ii) below, (ii) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Company, of the Board of Directors of such Seller or committees thereof authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (iii) that the Articles of such Person have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (iv) as to the incumbency and specimen signature of each officer executing this Agreement and any other Transaction Documents or any other document delivered in connection herewith or therewith on behalf of such Seller (on which certificates the Company may conclusively rely until such time as the Company shall receive from such Seller a revised certificate with respect to such Seller meeting the requirements of this subsection (a));

            (b) Good Standing Certificates. Certificates of compliance, of status or of good standing, dated as of a recent date, issued by its jurisdiction of incorporation and by each other jurisdiction where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign or extra-provincial corporation, except where the failure to so qualify would not have a Material Adverse Effect;

            (c) Consents, Licenses, Approvals, Etc. A certificate dated the Closing Date of a Responsible Officer of each Seller either (i) attaching copies of all consents (including, without limitation, consents under loan agreements and indentures to which any Seller or its Affiliates are parties), licenses and approvals required in connection with the execution, delivery and performance by such Seller of this Agreement and the validity and enforceability of this Agreement against such Seller, and such consents, licenses and approvals shall be in full force and effect or
      (ii) stating that no such consents, licenses or approvals are so required;

            (d) No Litigation. Confirmation that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such Seller or any of its Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect;

            (e) PPSA Certificate; Registrations. (i) A PPSA Certificate, substantially in the form of Exhibit C hereto, duly executed by a Responsible Officer of the applicable Seller and dated such date of purchase and (ii) executed copies of all Registrations contemplated by
      Section 2.1(d), filed, recorded or registered at such Seller's expense prior to the Closing Date, naming the applicable Seller as the seller and the Company as the purchaser of the Receivables and the Receivables Property, in proper form for filing in each jurisdiction in which the Company (or any of its assignees) deems it necessary or desirable to perfect or protect the Company's ownership interest in all

      Receivables and Receivables Property under the PPSA or any comparable law of such jurisdiction;

            (f) Searches. Written search reports, listing all effective financing statements or other registrations or filings that name the applicable Seller as debtor or assignor and that are filed, recorded or registered in the jurisdictions in which filings, recordings or registrations were made pursuant to subsection (e) above or Section 2.01(d) and in any other jurisdictions that the Company determines are necessary or appropriate, together with copies of such financing statements or other registrations or filings (none of which, except for those described in subsection (f) above, shall cover any Receivables or Receivables Property), and, where available, tax and judgment lien searches showing no such liens that are not permitted by the Transaction Documents;

            (g) Other Transaction Documents. Original copies, executed by each of the parties thereto, of each of the other Transaction Documents to be executed and delivered in connection herewith;

            (h) Back-up Servicing Arrangements. Evidence that each Seller maintains disaster recovery systems and back-up computer and other information management systems that, in the Company's reasonable judgment as of the date hereof, are sufficient to protect such Seller's business against material interruption or loss or destruction of its primary computer and information management systems;

            (i) Legal Opinions. (i) One or more legal opinions from counsel to the Sellers and counsel to the Company substantially to the effect set out in Schedule 9 hereto.

            (ii) To the extent not dealt with in the opinions referred to in clause (i) above, one or more legal opinions from counsel to the Sellers and counsel to the Company:

                  (A) to the effect that each Seller and the Company, as
            applicable, has all approvals, judicial, regulatory, legal or otherwise, needed to execute, deliver and perform each Transaction Document to which it is a party and that no conflict or default will occur as a result of the execution, delivery and performance thereof;

                  (B) to the effect that the Company has a perfected security interest in the Receivables; and

                  (C) addressing other customary matters.

            (iii) Each such legal opinion shall also be addressed to the Rating Agencies, the Initial Purchaser, and the Trustee;

            (j) Policies. A copy of the Policies, which shall be satisfactory in form and substance to the Company;

            (k) List of Obligors. The Receivables List of each Seller showing, as of the Cut-Off Date, the Obligors whose Receivables exist on the Cut-Off Date and the balance of the Receivables with respect to each such Obligor as of such prior date; and

            (l) Systems. Evidence, reasonably satisfactory to the Company, the Trustee and the Agents that such Seller's systems, procedures and record keeping relating to the Purchased Receivables is in all material respects sufficient and satisfactory in order to permit the purchase and administration of the Purchased Receivables in accordance with the terms and intent of this Agreement.

            Section 3.02. Conditions Precedent to the Addition of a Seller. The obligation of the Company to purchase Receivables and Receivables Property hereunder from a Subsidiary of WESCO Canada requested to be an additional Seller pursuant to Section 9.12 is subject to the conditions precedent that the Company shall have received on or before the date designated for the addition of such Seller (the "Seller Addition Date") and in form and substance satisfactory to the Company:

            (a) Additional Seller Supplement. An Additional Seller Supplement (with a copy for the Trustee and each Agent) duly executed and delivered by such Seller.

            (b) Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of such Seller, dated the Effective Date, and certifying (i) that attached thereto is a true and complete copy of the Articles and by-laws of such Seller, as in effect on the Seller Addition Date and at all times since a date prior to the date of the resolutions described in clause (ii) below, (ii) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Company, of the Board of Directors of such Seller or committees thereof authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (iii) that the Articles of such Seller have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (iv) as to the incumbency and specimen signature of each officer executing the Additional Seller Supplement and any other Transaction Documents or any other document delivered in connection therewith on behalf of such Seller (on which certificates the Company may conclusively rely until such time as the Company shall receive from such Seller a revised certificate with respect to such Seller meeting the requirements of this subsection (b));

            (c) Officer's Certificate. A certificate of a Responsible Officer of WESCO Canada, dated the Effective Date, and certifying such Seller is in the same line of business as the existing Sellers as of the related Seller Addition Date;

            (d) Good Standing Certificates. Certificates of compliance, of status or of good standing, dated as of a recent date with respect to such Seller issued by its jurisdiction of incorporation and by each other jurisdiction where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign or extra-provincial corporation, except where the failure to so qualify would not have a Material Adverse Effect;

            (e) Consents, Licenses, Approvals, Etc. A certificate dated the related Seller Addition Date of a Responsible Officer of such Seller either (i) attaching copies of all consents (including, without limitation, consents under loan agreements and indentures to which any Seller or its Affiliates are parties), licenses and approvals required in connection with the execution, delivery and performance by such Seller of the Additional Seller Supplement and the validity and enforceability of the Additional Seller Supplement against such Seller, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses or approvals are so required;

            (f) No Litigation. Confirmation that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such Seller or any of its Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect;

            (g) Lockboxes; Eligible Segregated Accounts. A Lockbox Account or an Eligible Segregated Account with respect to Receivables to be sold by such Seller shall have been established in the name of the Company, each invoice issued to an Obligor on and after the Effective Date shall indicate that payments in respect of its Receivable shall be made by such Obligor to a Lockbox Account or Eligible Segregated Account or by wire transfer or other electronic payment to a Lockbox Account, an Eligible Segregated Account or the Collection Account or otherwise as provided in
      Section 2.03 of the Servicing Agreement and the Servicer shall have delivered (i) with respect to each such Lockbox Account a Lockbox Agreement signed by it, the Company, the Trustee and applicable Lockbox Processor and (ii) with respect to each such Eligible Segregated Account, an Eligible Segregated Account Bank Acknowledgement, as the case may be, or a commitment to transfer the same within 30 days of the applicable Seller Addition Date.

            (h) PPSA Certificate; Registrations. (i) A PPSA Certificate duly executed by a Responsible Officer of such Seller and dated the related Seller Addition Date and (ii) executed copies of all Registrations contemplated by Section 2.01(d) filed, recorded or registered at such Seller's expense prior to the related Seller Addition Date, naming such Seller as the seller and the Company as the purchaser of the Receivables and the Receivables Property, in proper form for filing in each jurisdiction in which the Company (or any of its assignees) deems it necessary or desirable to perfect or protect the Company's ownership interest in all Receivables and Receivables Property under the PPSA or any comparable law of such jurisdiction;

            (i) Searches. Written search reports, listing all effective financing statements or other registrations or filings that name such Seller as debtor or assignor and that are filed, recorded or registered in the jurisdictions in which filings, recordings or registrations were made pursuant to subsection (h) above or
      Section 2.1(d) and in any other jurisdictions that the Company determines are necessary or appropriate, together with copies of such financing statements or other registrations or filings (none of which, except for those described in subsection (h) above, shall cover any Receivables or Receivables Property), and, where available, tax and judgment lien searches showing no such liens that are not permitted by the Transaction Documents;

            (j) List of Obligors. A microfiche, typed or printed list or other tangible evidence reasonably acceptable to the Company showing as of a date acceptable to the Company prior to the related Seller Addition Date the Obligors whose Receivables are to be transferred to the Company and the balance of the Receivables with respect to each such Obligor as of such date;

            (k) Opinions. Legal opinions with respect to such Seller conforming to the requirements of Section 3.01(i).

            (l) Back-up Servicing Arrangements. Evidence that such Seller maintains disaster recovery systems and back-up computer and other information management systems that, in the Company's reasonable judgment, are sufficient to protect such Seller's business against material interruption or loss or destruction of its primary computer and information management systems.

            (m) Party to Servicing Agreement. Evidence that such additional Seller shall have become a party to the Servicing Agreement in its capacity as a Sub-Servicer thereunder.

            (n) Systems. Evidence, reasonably satisfactory to the Company, the Trustee and the Agents, that such additional Seller's systems, procedures and record keeping relating to the Purchased Receivables remain in all material respects sufficient and satisfactory in order to permit the purchase and administration of the Purchased Receivables in accordance with the terms and intent of this Agreement.

            Section 3.03. Conditions Precedent to All the Company's Purchases of Receivables. The obligation of the Company to pay for any Receivable and the Receivables Property with respect thereto on each Payment Date (including the Effective Date) shall be subject to the further conditions precedent that, on and as of such Payment Date:

            (a) the following statements shall be true (and the acceptance by the relevant Seller of the Purchase Price for such Receivable on such Payment Date shall constitute a representation and warranty by such Seller that on such Payment Date such statements are true):

                     (i) the representation and warranties of such Seller
            contained in Sections 4.01 and 4.02 shall be true and correct in all material respects on and as of such Payment Date as though made on and as of such date except to the extent any such representation or warranty is expressly made only as of another date (in which case it shall be true and correct in all material respects on and as of such other date);

                  (ii) after giving effect to such purchase, no (A) Early
            Termination with respect to such Seller or (B) Potential Purchase Termination Event with respect to a Purchase Termination Event set forth in clause (f)(ii) of Section 6.01 shall have occurred and be continuing; and

                   (iii) there has been no material adverse change since the
            date of this Agreement in the collectibility of the Receivables taken as a whole (other than due to a change in the creditworthiness of the Obligors);

            (b) the Company shall have received (after giving effect to subsection 2.03(b)(i)) payment in full of all amounts for which payment is due from such Seller pursuant to Sections 2.05, 2.06, 2.11 or 7.01;

            (c) the Company shall have received such other approvals, opinions or documents as the Company may reasonably request; and

            (d) such Seller shall have complied with all of its covenants in all material respects and satisfied all of its obligations in all material respects under this Agreement required to be complied with or satisfied as of such date;

provided, however, that the failure of such Seller to satisfy any of the foregoing conditions shall not prevent such Seller from subsequently selling Receivables upon satisfaction of all such conditions or exercising its rights under subsection 2.01(b).

            Section 3.04. Condition Precedent to Each Seller's Obligations. The obligation of a Seller to sell any Receivable generated by it on any date (including on the Effective Date) shall be subject to the condition precedent that, on the related Payment Date, the following statement shall be true (and the payment by the Company of the Purchase Price for such Receivable on such date shall constitute a representation and warranty by the Company that on such Payment Date the statements in clause (ii) are true): (i) no Purchase Termination Event set forth in paragraph (f) (other than clause (v) thereof) of
Section 6.01 shall have occurred and be continuing and (ii) no Early Amortization Event or Potential Early Amortization Event in each case of a type set forth in paragraph (a) (other than clause (v) thereof) of Section 7.1 of the Pooling Agreement (as in effect on the date hereof) shall have occurred and be continuing.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

            Section 4.01. Representations and Warranties of the Sellers. WESCO Canada hereby represents and warrants, as to itself only, for the benefit of the Company and its assigns (including the Trustee) on the applicable Effective Date and on each Payment Date as follows:

            (a) Corporate Existence. Such Seller (i) is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its organization, (ii) has all requisite corporate power and authority, and all legal right, to own and operate its properties, to lease the properties it operates as lessee and to conduct its business as now conducted and (iii) is duly qualified as a foreign or extra-provincial corporation to do business (or is exempt from such requirements) under the laws of each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, except, in the case of clauses (ii) and (iii), to the extent that a failure to have such power, authority or right or to qualify, as the case may be, would not be reasonably likely to have a Material Adverse Effect.

            (b) Corporate Power; Authorization; Consents. Such Seller has the corporate power and authority, and the legal right, to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which it is a party by or against such Seller other than (i) those consents which have duly been obtained or made and are in full force and effect on the Effective Date or the relevant Payment Date, as the case may be, (ii) the filing of the Registrations referred to in Article III, all of which, at the time required in Article III, shall have been duly made and shall be in full force and effect and (iii) any such consent, authorization, filing, notice or other act, the absence of which would not be reasonably likely to have a Material Adverse Effect. This Agreement and each other Transaction Document to which it is a party have been duly executed and delivered on behalf of such Seller.

            (c) No Default. (i) Such Seller is not in default under or with respect to any of its Contractual Obligations in any respect which would be reasonably likely to have a Material Adverse Effect. (ii) No (A) Early Termination or (B) Potential Purchase Termination Event with respect to a Purchase Termination Event set forth in clause (f)(ii) of Section 6.01, in each case with respect to such Seller, has occurred and is continuing.

            (d) Valid Sale; Binding Obligations. This Agreement constitutes, and each other Transaction Document to be signed by a Responsible Officer of such Seller when duly executed and delivered will constitute, an enforceable obligation of such Seller in accordance with its terms, except
      (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

            (e) No Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other

      Transaction Documents and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) the certificate or articles of incorporation or by-laws of such Seller or (B) any indenture, loan agreement, mortgage, deed of trust, or other material contract, agreement or instrument to which such Seller is a party or by which such Seller or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such contract, indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument, other than this Agreement and the other Transaction Documents or (iii) violate any other Requirement of Law, except, in the case of clauses (i)(B), (ii) and (iii) to the extent that such conflict, breach, default, Lien or violation, as the case may be, would not be reasonably likely to have a Material Adverse Effect.

            (f) No Proceedings. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Seller, threatened against or affecting such Seller (i) asserting the invalidity or unenforceability of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, or (iii) seeking any determination or ruling that could reasonably be expected to result in a Material Adverse Effect (other than the Disclosed Matters).

            (g) Bulk Sales Act. No transaction contemplated by this Agreement or any other Transaction Document with respect to such Seller requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law, other than those consents or filings which have been complied with or obtained.

            (h) Location of Records; Chief Executive Office. The registered office, chief place of business and chief executive office of such Seller is as indicated on Schedule 2 hereto and is the place where such Seller is "located" for the purposes of the PPSA in each of the provinces and territories of Canada. The jurisdiction where the chief executive office of such Seller is "located" for the purposes of each such PPSA has not changed in the past four months. The offices where such Seller keeps its records concerning the Receivables and related Contracts and all other agreements related to the Receivables are as indicated for such Seller on
      Schedule 2 hereto (or at such other) locations, notified to the Company and the Trustee in accordance with Section 5.1(h), in jurisdictions where all action required by Section 9.2 has been taken and completed).

            (i) Proceeds Banks; Payment Instructions. The names and addresses of all the Lockbox Banks, the Lockbox Processors, and Eligible Segregated Account Banks, together with the account numbers of the Lockbox Accounts and the Eligible Segregated Accounts into which Collections are deposited at such institutions, are specified in Schedule 3. The Sellers will have transferred all of their right, title and interest in each Lockbox Account and Eligible Segregated Account to the Company. Each Lockbox Bank or Lockbox Processor has executed and delivered to the Company and the Trustee a Lockbox Agreement. Each Eligible Segregated Account Bank has executed and delivered to the Company and the Trustee an Eligible Segregated Account Bank Agreement. With respect to any payments in respect of Receivables and Related Property that are made directly to any Seller (including, without limitation, any Collectors, other employees thereof or independent contractors employed thereby), such Seller agrees to deposit payments in the form received within one Business Day of receipt directly to one of the Lockbox Accounts, or Eligible Segregated Accounts. Each invoice issued to an Obligor on and after the Effective Date shall indicate that payments in respect of its Receivable shall be made by such Obligor to a Lockbox Account or Eligible Segregated Account or by wire transfer or other electronic payment to a Lockbox Account, an Eligible Segregated Account or the Collection Account or otherwise as provided in
      Section 2.03 of the Servicing Agreement.

            (j) No Fraudulent Transfers. The transfers of Receivables and Receivables Property by such Seller to the Company pursuant to this Agreement, and all other transactions between such Seller and the Company, have been and will be made in good faith and without intent to hinder, delay or defraud creditors of such Seller, and such Seller acknowledges that it has received and will receive fair consideration and reasonably equivalent value for the purchases by the Company of Receivables and Receivables Property hereunder. The purchase of Receivables and Receivables Property by the Company from such Seller constitutes a true sale of such Receivables and Receivables Property under applicable state law.

            (k) Trade Names. Such Seller uses no trade name in the furnishing of its products or services which generate Receivables other than its actual corporate name and the trade names set forth for such Seller in Schedule
      5. During the five years preceding the date hereof, except as set forth in
      Schedule 5, (i) such Seller has not been known by any legal name or trade name (including any name in the French language) other than its corporate name, (ii) nor has such Seller been the subject of any merger, amalgamation or other corporate reorganization within the last five years.

            (l) Compliance with Applicable Laws. Such Seller is in compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (federal, provincial, local or foreign, and including, without limitation, environmental laws), relating to the Receivables a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

            (m) Taxes. Such Seller has filed all tax returns (federal, provincial and local) required by law to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from such Seller or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings. No tax Lien has been filed with respect to taxes which could reasonably be expected to result in a Material Adverse Effect and, to the best knowledge of such Seller, no claim is presently being asserted with respect to taxes which could reasonably be expected to result in a Material Adverse Effect.

      For purposes of this paragraph, "taxes" shall mean any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any Governmental Authority. Such Seller knows of no basis for any material additional tax assessment for any fiscal year for which adequate reserves have not been established.

            (n) Solvency. Both prior to and after giving effect to the transactions occurring on the Effective Date, (i) the fair value of the assets of such Seller at a fair valuation will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Seller; (ii) the present fair salable value of the property of such Seller will be greater than the amount that will be required to pay the probable liability of such Seller on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iii) such Seller will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such Seller will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For all purposes of clauses (i) through (iv) above, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. Such Seller does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable in respect of its debt.

            (o) Investment Company Act. Neither such Seller nor any of such Seller's Subsidiaries is (i) an "investment company" registered or required to be registered under the 1940 Act, or (ii) a "holding company", or a "subsidiary company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (p) Ownership. All of the issued and outstanding capital stock of such Seller (other than WESCO Canada) is owned, directly or indirectly, by WESCO Canada and all of the issued and outstanding capital stock of WESCO Canada is owed, directly or indirectly, by WESCO.

            (q) Indebtedness to Company. Such Seller had no outstanding Indebtedness to the Company other than amounts permitted by this Agreement or amounts outstanding under the Seller Note.

            (r) Receivables Documents. Upon the delivery, if any, by such Seller to the Company of licenses, rights, computer programs, related materials, computer tapes, disks, cassettes and data relating to the administration of the Purchased Receivables pursuant to subsection 5.01(o), the Company shall have been furnished with all materials and data necessary to permit orderly collection of the Purchased Receivables without the participation of such Seller in such collection.

            (s) Filings. On or prior to the date that is 10 days after the Effective Date, all Registrations and other acts (including but not limited to all filings and other acts necessary or advisable under the
      PPSA) shall have been made or performed such that the Company has on such date a first priority perfected ownership or security interest in respect of all Receivables.

            Section 4.02. Representations and Warranties of the Sellers Relating to the Receivables. Each Seller hereby represents and warrants, as to itself only, for the benefit of the Company and its assigns (including the Trustee) on each Payment Date as follows:

            (i) Receivables Description. As of the Effective Date, the Receivables List delivered pursuant to Section 3.01(m) sets forth in all material respects an accurate and complete listing of all its Receivables as of the Effective Date and the information contained therein with respect to the identity of such Receivables is true and correct in all material respects as of such date. As of the Effective Date, the aggregate amount of Receivables owned by such Seller is accurately set forth on the Receivables List.

            (ii) Quality of Title. Each Receivable existing on the Effective Date or, in the case of Receivables sold to the Company after the Effective Date, on the date that each such Receivable shall have been sold to the Company, has been conveyed to the Company and the Company has acquired a valid and perfected first priority ownership interest in each such Receivable, in each case, free and clear of any Liens, except for Permitted Liens specified in clauses (i) or (iv) of the definition thereof.

            (iii) Eligible Receivable. Each Receivable of such Seller is or will be an account receivable arising out of such Seller's performance in accordance with the terms of the Contract, if any, giving rise to such Receivable. On the Effective Date, each Receivable other than Receivables designated as Ineligible Receivables on a Daily Report, sold to the Company on such date is an Eligible Receivable on the Effective Date and, in the case of Receivables sold to the Company after the Effective Date, each such Receivable, other than Receivables designated as Ineligible Receivables on a Daily Report, sold to the Company on such later date is an Eligible Receivable on such later date.

            The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the respective Receivables to the Company pursuant to this Agreement. Upon discovery by any Seller or the Company of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.

            Section 4.03. Representations and Warranties of the Company. The Company represents and warrants as to itself for the benefit of the Sellers as follows:

            (a) Corporate Existence. It (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect,

      (ii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted and (iii) is in compliance with all Requirements of Law.

            (b) Corporate Power; Authorization; Consents. It has the corporate power and authority, and the legal right, to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

            (c) No Violation. The execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party and all instruments and documents to be delivered hereunder by it, and the transactions contemplated hereby and thereby, (i) do not (A) violate its certificate or articles of incorporation and by-laws or other organizational or governing documents or, in any material respect, any other Requirement of Law, (B) conflict with or result in the breach of, or constitute a default under, any indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on or affecting it or any of its respective subsidiaries or any of its properties in any material respect or (C) result in or require the creation or imposition of any Lien except as created or imposed hereunder or under the Pooling Agreement, and no transaction contemplated hereby requires compliance on its part with any bulk sales act or similar law, and (ii) do not require the consent of, authorization by or approval of or notice to or filing or registration with, any governmental body, agency, authority, regulatory body or any other Person other than those which have been obtained or made except for the filing of the Financing Statements referred to in Article III hereof, which filings the Sellers hereby represent shall have been duly made prior to or substantially contemporaneously with any purchases of Receivables and other Receivables Property and shall at all times be in full force and effect (except as they may be terminated by the Company).

            (d) Binding Obligations. This Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

            (e) Accounting Treatment. The Company will not prepare any financial statements that shall account for the transactions contemplated hereby, nor will it in any other respect (other than for tax purposes) account for the transactions contemplated hereby, in a manner that is inconsistent with the Company's ownership interest in the Receivables.

                                    ARTICLE V
                                GENERAL COVENANTS

            Section 5.01. Affirmative Covenants of the Sellers. Each Seller covenants that, until the Purchase Termination Date shall have occurred with respect to such Seller and there are no amounts outstanding with respect to the Purchased Receivables previously sold by such Seller to the Company (other than Charged-off Receivables):

            (a) Preservation of Corporate Existence and Name. Such Seller will preserve and maintain in all material respects its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign or extraprovincial corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could have a Material Adverse Effect.

            (b) Maintenance of Property. Such Seller will keep all property and assets useful and necessary to permit the origination, monitoring and collection of Receivables.

            (c) Compliance with Laws, Etc. Such Seller shall comply in all material respects with all applicable laws, rules, regulations and orders applicable to the Receivables and the Receivables Property, including, without limitation, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy, where failure to so comply could reasonably be expected to have a materially adverse impact on the amount of Collections thereunder.

            (d) Visitation Rights. At any reasonable time during normal business hours and from time to time upon reasonable notice, according to such Seller's normal security and confidentiality provisions with respect to customer lists, such Seller shall permit (i) the Company, the Trustee or any of its agents or representatives, (A) to examine and make copies of and abstracts from the records, books of account and documents (including, without limitation, computer tapes and disks) of such Seller relating to Receivables and Related Property owned or to be purchased by the Company hereunder, including, without limitation, the related Contracts and purchase orders and other agreements and (B) following the termination of the appointment of WESCO as Servicer or of such Seller as a Servicing Party with respect to the Receivables, to be present at the offices and properties of such Seller to administer and control the collection of amounts owing on the Purchased Receivables and (ii) the Company, the Trustee or any of its agents or representatives, or the Trustee (upon the giving of appropriate notice to the Company) to visit the properties of such Seller for the purpose of examining such records, books of account and documents, and to discuss the affairs, finances and accounts of such Seller relating to the Receivables or such Seller's performance hereunder with any of its officers or directors and with its independent chartered accountants; provided, however, that the Company, the Trustee or such agents or representatives, as the case may be, shall notify such Seller prior to any contact with such accountants and permit representatives of such Seller to participate in such discussions.

            (e) Keeping of Records and Books of Account. Such Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and the Receivables Property in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information which, in each case, in the reasonable discretion of the Company, are necessary or advisable for the collection of all Receivables and the Receivables Property (including, without limitation, records adequate to permit the identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Upon the request of the Company, such Seller will deliver copies of all books and records maintained pursuant to this Section 5.01(e) to the Trustee.

            (f) Performance and Compliance with Policies, Receivables and Contracts. Such Seller will (i) perform its obligations in accordance with and comply in all material respects with the Policies, as amended from time to time in accordance with the Transaction Documents and (ii) at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Receivables and the Contracts related to the Receivables and Related Property and all purchase orders and other agreements related to such Receivables and Related Property.

            (g) Obligations. Such Seller shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its other obligations of whatever nature, except where
      (i) the amount of validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on its books, or (ii) the failure to so pay, discharge or satisfy all such obligations would not, in the aggregate, be reasonably likely to have a Material Adverse Effect and would not subject any of its properties to any Lien prohibited by subsection 5.03(b).

            (h) Location of Records. Such Seller will keep its principal and chief place of business, registered office and chief executive office, and the offices where it keeps its records concerning the Receivables, all Receivables Property, all Contracts and purchase orders and other agreements related to such Receivables (and all original documents relating thereto), at the address(es) of such Seller referred to in
      Schedule 2 or, upon 30 days' prior written notice to the Company and the Agents, at such other locations in jurisdictions where all action required by Section 5.01(m) shall have been taken and completed.

            (i) Obligation to Record and Report. Such Seller shall to the fullest extent permitted by GAAP and by applicable law, record each purchase of the Purchased Receivables as a sale on its books and records and reflect each purchase of Purchased Receivables in its financial statements as a sale.

            (j) Collections. Such Seller shall cause each invoice issued to an Obligor on and after the Effective Date shall indicate that payments in respect of its Receivable shall be made by such Obligor to a Lockbox Account or Eligible Segregated Account or by wire transfer or other electronic payment to a Lockbox Account, an Eligible Segregated Account or the Collection Account or otherwise as provided in Section 2.03 of the Servicing Agreement and comply in all material respects with procedures with respect to Collections reasonably specified from time to time by the Company; including, without limitation, the procedures specified in the Servicing Agreement. In the event that any payments in respect of any such Receivables are made directly to such Seller (including, without limitation, any Collector, any other employees thereof or independent contractors employed thereby), such Seller shall, within one Business Day (except as provided in the Servicing Agreement) of receipt thereof, forward such amounts to a Lockbox, a Lockbox Account, an Eligible Segregated Account or the Collection Account and, prior to forwarding such amounts, the Seller shall hold such payments in trust as custodian for the Company and the Trustee.

            (k) Taxes. Such Seller will file all tax returns and reports required by law to be filed by it and will pay all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

            (l) Separate Corporate Existence of the Company. Such Seller hereby acknowledges that the Trustee and the Investor Certificateholders are entering into the transactions contemplated by the Transaction Documents in reliance upon the Company's identity as a legal entity separate from the Sellers and all other WESCO Persons. Therefore, from and after the date hereof, such Seller will take (or refrain from taking, as the case may be) such actions and will cause each other WESCO Person to take (or refrain from taking, as the case may be) such actions, as shall be required in order that:

                  (i) Each WESCO Person maintain its deposit account or accounts separate from those of the Company and ensure that its funds will not be diverted to the Company, nor will such funds be commingled with the funds of the Company;

                  (ii) To the extent that any WESCO Person shares any officers or other employees with the Company, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such WESCO Person and the Company, and such WESCO Person and the Company shall bear their fair shares of the salary and benefit costs associated with all such common officers and employees;

                  (iii) To the extent that any WESCO Person jointly contracts with the Company to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly between such

            WESCO Person and the Company, and such WESCO Person and the Company shall bear their fair shares of such costs. To the extent that any WESCO Person contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of the Company, the costs incurred in so doing shall be fairly allocated between such WESCO Person and the Company in proportion to the benefit of the goods or services each is provided, and such WESCO Person and the Company shall bear their fair shares of such costs. All material transactions between any WESCO Person and the Company, whether currently existing or hereafter entered into, shall be only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (iii);

                  (iv) Each WESCO Person will maintain office space separate from the office space of the Company (but which may be located at the same address as the Company). To the extent that it and the Company have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses;

                  (v) No WESCO Person will assume or guarantee any of the
            liabilities of the Company;

                  (vi) Each WESCO Person will maintain corporate records and books of account separate from those of the Company and telephone numbers, mailing addresses, stationery and other business forms that are separate and distinct from those of the Company.

                  (vii) Any financial statements of any WESCO Person which are consolidated to include the Company will contain a detailed note substantially in the form, and to the effect, of the note set forth on Schedule 7.

                  (viii) No WESCO Person will hold itself out, or permit itself to be held out, as having agreed to pay or be liable for the debts of the Company.

                  (ix) Each WESCO Person will take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order (x) to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to such WESCO Person (and, to the extent within its control, to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to the Company) and (y) to comply with those procedures described in such provisions that are applicable to such WESCO Person.

            (m)   Further Action Evidencing Purchases.

                     (i) Such Seller agrees that from time to time, at its
            expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Company may reasonably request, to protect or more fully evidence the Company's ownership, right, title and interest in the Receivables and Receivables Property sold by such Seller and its rights under the Contracts with respect thereto, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, such Seller will upon the request of the Company (A) execute and file such Registrations, as may be necessary or, in the reasonable opinion of the Company or the Agents, desirable, (B) indicate on its books and records (including, without limitation, master data processing records) that the Receivables and Receivables Property have been sold and assigned to the Company and, in turn, the Company has sold and assigned its interest therein to the Trustee, and provide to the Company, upon request, copies of any such records, (C) after the occurrence of a Purchase Termination Event, contact customers to confirm and verify Receivables and (D) obtain the agreement of any Person having a Lien on any Receivables owned by such Seller (other than any Lien created or imposed hereunder or under the Pooling Agreement or any Permitted
            Lien) to release such Lien upon the purchase of any such Receivables by the Company.

                    (ii) Such Seller hereby irrevocably authorizes the Company and the Trustee to register, file or record one or more Registrations substantially in the form of the originally agreed upon Registrations, relative to all or any part of the Receivables and Receivables Property sold or to be sold by such Seller, without the signature of such Seller where permitted by law.

                   (iii) If such Seller fails to perform any of its agreements or obligations under this Agreement, the Company or its assignees may (but shall not be required to) perform, or cause performance of, such agreements or obligations, and the expenses of the Company incurred in connection therewith shall be payable by such Seller as provided in Section 7.01.

            (n) Legend Requirement For Chattel Paper. Such Seller agrees (i) at all times to comply with the terms and provisions set forth in Schedule 3 to the Pooling Agreement and (ii) that any Receivable that constitutes or is evidenced by "chattel paper" as defined in the Ontario PPSA shall bear a legend stating that such Receivable has been conveyed to the Trust.

            (o) Computer Files. At its own cost and expense, each Seller shall retain the ledger used by such Seller as a master record of the Obligors and retain copies of all documents relating to each Obligor as custodian and agent for the Company and other Persons with interests in the Purchased Receivables, and each Seller shall assure continued compliance with Section 2.01(e).

            Section 5.02. Reporting Requirements. Each Seller shall furnish to the Company and its assigns (including the Trustee) from the date hereof until the Purchase Termination Date shall have occurred with respect to such Seller and until there are no amounts outstanding with respect to Purchased Receivables previously sold by such Seller to the Company:

            (a) Compliance Certificate. Not later than 120 days after the end of each fiscal year and not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a certificate of a Responsible Officer of such Seller stating that, to the best of such Responsible Officer's knowledge, such Seller during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Transaction Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Purchase Termination Event or Potential Purchase Termination Event except as specified in such certificate;

            (b) Termination Events: Other Material Events. (i) Upon the Company's request, a certificate of a Responsible Officer of such Seller certifying, as of the date thereof, that no Purchase Termination Event has occurred and is continuing and setting forth the computations used by the chief financial officer of such Seller in making such determination; (ii) as soon as possible and in any event within two Business Days after a Responsible Officer of such Seller obtains knowledge of the occurrence of any Purchase Termination Event, Potential Purchase Termination Event, Servicer Default or Potential Servicer Default, a written statement of a Responsible Officer of such Seller setting forth details of such event and the action that such Seller proposes to take or has taken with respect thereto; (iii) promptly after obtaining knowledge of any threatened action or proceeding affecting such Seller or its Subsidiaries before any court, governmental agency or arbitrator that may reasonably be expected to materially and adversely affect the enforceability of this Agreement and the other Transaction Documents, notice of such action or proceeding; and
      (iv) by June 15, 1999, a certificate of a Responsible Officer of such Seller (with a copy to each Rating Agency) certifying, as of the date thereof, that such Seller's computer systems shall be "year 2000 compliant" by June 30, 1999;

            (c) Ineligible Receivables. Promptly upon determining that any Purchased Receivable originated by it designated as an Eligible Receivable on the applicable Daily Report was not an Eligible Receivable as of the date provided therefor, written notice of such determination; and

            (d) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables of such Seller as the Company or the Agents may from time to time reasonably request in order to protect the interests of the Company and the Agents under or as contemplated by the Transaction Documents.

            Section 5.03. Negative Covenants. Each Seller covenants that, until the Purchase Termination Date shall have occurred with respect to such Seller and there are no amounts outstanding with respect to Purchased Receivables previously sold by such Seller to the Company.

            (a) Receivables to be Accounts, General Intangibles or Chattel Paper. Such Seller will take no action to cause any Receivable to be evidenced by any "instrument" other than in compliance with Section 2.2(g) of the Servicing Agreement or, provided that the procedures set forth in
      Schedule 3 to the Pooling Agreement are fully implemented with respect thereto, an instrument which together with a security agreement constitutes "chattel paper" (each as defined in the Ontario PPSA). Such Seller will take no action to cause any Receivable to be anything other than an "account", "general intangible" or "chattel paper" (each as defined in the Ontario PPSA).

            (b) Security Interests; Sale of Receivables. Except for the conveyances hereunder and as provided below, such Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any other Lien on any Receivable or Receivables Property, whether now existing or hereafter created, or any interest therein; such Seller will immediately notify the Company of the existence of any other Lien on any Receivable or Receivables Property; and such Seller shall defend the right, title and interest of the Company in, to and under the Receivables or Receivables Property, whether now existing or hereafter created, against all claims of third parties claiming through or under such Seller; provided, however, that nothing in this subsection 5.03(b) shall prevent or be deemed to prohibit such Seller from suffering to exist upon any of the Receivables any Permitted Lien.

            (c) Extension or Amendment of Receivables. Such Seller will not extend, rescind, cancel, make any Dilution Adjustment to, amend or otherwise modify, or attempt or purport to extend, rescind, cancel, make any Dilution Adjustment to, amend or otherwise modify, the terms of any Purchased Receivables, except in any such case (i) in accordance with the terms of the Policies, (ii) as required by any Requirement of Law or (iii) in the case of Dilution Adjustments (whether or not permitted by any other clause of this sentence), upon making a Seller Adjustment Payment pursuant to Section 2.05.

            (d) Change in Business. Such Seller will not make or permit to be made any change in the character of its business in any material respect if such change could reasonably be expected to have a Material Adverse Effect.

            (e) Change in Policies. Such Seller shall not make or permit to be made any change in the Policies in any material respect, except (i) if such changes or modifications are required under any Requirement of Law,
      (ii) if such changes or modifications would not reasonably be expected to have a Material Adverse Effect or (iii) if the Rating Agency Condition is satisfied with respect thereto.

            (f) Change in Name. Such Seller will not change its name, identity or corporate structure in any manner including by way of any merger, consolidation, amalgamation, liquidation, a winding up or dissolution which would or might make any Registration relating to this Agreement incorrect or require any amendment or additional Registration with respect thereto, or otherwise impair the perfection or protection of the Company's interest in any Receivable under any other similar law, without having (i) delivered 30 days' prior written notice to the Company, the Servicer and the Trustee and (ii) taken all action required by subsection 5.01(a).

            (g) Change in Payment Instructions to Obligors. Such Seller shall not instruct any Obligor of any Purchased Receivables to make any payments with respect to any Receivables other than to a Lockbox, a Lockbox Account, an Eligible Segregated Account or the Collection Account or otherwise in accordance with the Servicing Agreement.

            (h) Accounting Changes. Such Seller shall not prepare any financial statements (other than consolidated financial statements) which shall account for the transactions contemplated hereby in any manner other than as a sale of the Purchased Receivables by such Seller to the Company nor, except as required by law, in any other respect (other than for tax purposes) account for or treat the transactions contemplated hereby (including for financial accounting purposes) in any manner other than as sales of the Purchased Receivables originated by such Seller to the Company.

            (i) Ineligible Receivables. Such Seller shall not take any action to cause an Eligible Receivable to cease to be an Eligible Receivable, except in any such case upon making a Seller Repurchase Payment pursuant to
      Section 2.06; provided, however, that in no event shall an Eligible Receivable becoming an Aged Receivable constitute a breach of this paragraph (i).

                                   ARTICLE VI
                           PURCHASE TERMINATION EVENTS

            Section 6.01. Purchase Termination Events. If, with respect to any Seller, any of the following events (each, a "Purchase Termination Event" with respect to such Seller) shall have occurred and be continuing:

            (a) Such Seller shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for five Business Days; or

            (b) There shall have occurred (i) an Early Amortization Event set forth in Section 7.01 of the Pooling Agreement or (ii) the Amortization Period with respect to all Outstanding Series shall have occurred and be continuing; or

            (c) Any representation or warranty made or deemed to be made by such Seller or any of its officers under or in connection with any Transaction Document, Daily Report, Monthly Settlement Statement or other information, statement, record, certificate, document or report delivered pursuant to a Transaction Document shall prove to have been false or incorrect in any material respect when made or deemed made (including in each case by omission of material information necessary to make such representation, warranty, certificate or statement not misleading); provided, however, that no such event shall constitute a Purchase Termination Event unless such event shall continue unremedied for a period of 30 days from the earlier of (A) the date any Responsible Officer of such Seller obtains knowledge thereof and (B) the date such Seller receives notice of the incorrectness of such representation or warranty from the Company or the Trustee; provided, further,that a Purchase Termination Event shall not be deemed to have occurred under this paragraph (c) based upon a breach of any representation or warranty set forth in Section 4.02 with respect to any Receivable if the Sellers shall have complied with the provisions of Sections 2.06 or 2.11, as the case may be; or

            (d) Such Seller shall fail to perform or observe any other term, covenant or agreement contained herein; provided, however, that no failure to perform or observe any other term, covenant or agreement contained herein shall constitute a Purchase Termination Event unless such event shall continue unremedied for a period of 30 days from the earlier of (A) the date any Responsible Officer of such Seller obtains knowledge of such failure and (B) the date such Seller receives notice of such failure from the Company or the Trustee; provided, further, that a Purchase Termination Event shall not be deemed to have occurred under this paragraph (d) based upon a breach of any covenant set forth in subsection 5.01(c), (f) or (g) or Section 5.03 with respect to any Receivable if the Sellers shall have complied with the provisions of Sections 2.06 or 2.11, as the case may be; or

            (e) Any Transaction Document to which such Seller is a party shall cease, for any reason, to be in full force and effect, or WESCO Canada or such Seller shall so assert in writing, or the Company shall fail to have a valid and perfected first priority ownership interest in substantially all of the Receivables and the Receivables Property; or

            (f) (i) such Seller shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (including, without limitation, the Companies Creditor's Arrangement Act (Canada)), seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, receiver manager, administrator, inspector, liquidator or other similar official for it or for all or any substantial part of its assets or any such person shall be privately appointed in respect of such Seller or all or any substantial part of its assets and such appointment is not set aside or stayed within 30 days after the date that such appointment was made, provided that such 30 day period shall only apply if such appointment was not consented to or acquiesced and is being actively and diligently contested in good faith by appropriate proceedings, or such Seller shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against such Seller any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against such Seller or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof, or all or any substantial part of the property of such Seller shall be seized or repossessed by any creditor pursuant to applicable law, and such seizure or repossession shall not be set aside or otherwise reversed within 60 days; or (iv) such Seller or any of its respective Subsidiaries shall take any action in furtherance of any of the acts set forth in clause (i),
      (ii), or (iii) above; or (v) such Seller shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

            (g) WESCO has been terminated as Servicer following a Servicer Default with respect to WESCO under the Servicing Agreement; or

            (h) there shall be filed against such Seller a notice of any other Lien, the existence of which could reasonably be expected to have a Material Adverse Effect unless there has been delivered to the Trustee proof of release of, or payment of amounts secured by, such Lien;

      then, (x) in the case of any Purchase Termination Event described in paragraph (b)(i) or (f) (other than clause (v) thereof), the obligation of the Company to purchase Receivables shall thereupon automatically terminate without further notice of any kind, which is hereby waived by such Seller, (y) in the case of any Purchase Termination Event described in paragraph (b)(ii) above, the obligation of the Company to purchase Receivables shall thereupon terminate without notice of any kind, which is hereby waived by such Seller, unless both the Company and such Seller agree in writing that such event shall not trigger an Early Termination hereunder and (z) in the case of any other Purchase Termination Event, so long as such Purchase Termination Event shall be continuing, the Company may terminate its obligation to purchase Receivables from such Seller by written notice to such Seller (any termination with respect to any Seller pursuant to clause (x), (y) or (z) of this Article VI is herein called an "Early Termination" with respect to such Seller); provided, however, that in the event of (A) the filing of any notice of Lien described in paragraph (h) above or (B) an involuntary petition or proceeding as described in paragraphs (f)(ii) and (f)(iii) above, the Company shall not purchase Receivables from such Seller until such time, if any, as such Lien is released or paid (and evidence of such release is received and verified by S&P) as described above or such involuntary petition or proceeding has been dismissed; provided, further, that in the case of clause (B) such dismissal shall have occurred within 60 days of the filing of such petition or the commencement of such proceeding; provided, further, that upon the occurrence of an Early Termination of a Seller, such Seller shall have no further obligation to sell any additional Receivables to the Company. Notwithstanding anything to the contrary in this Section 6.01, a delay in or failure of performance referred to under clause (a) above for a period of 10 Business Days after the applicable grace period shall not constitute a Purchase

      Termination Event, if such delay or failure could not have been prevented by the exercise of reasonable diligence by such Seller and such delay or failure was caused by a Force Majeure Delay.

            Section 6.02. Additional Remedies. (a) Upon the occurrence of any Purchase Termination Event, the Company shall have, in addition to all other rights and remedies under this Agreement or otherwise all other rights and remedies provided under the PPSA of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of a Purchase Termination Event shall not deny to the Company any remedy (in addition to termination of the Company's obligation to purchase Receivables from any relevant Seller or Sellers) to which the Company may be otherwise appropriately entitled, whether by statute or other applicable law, at law or in equity.

      (b) In the absence of a Purchase Termination Event under Section 6.01(b)(i) or (f), it is understood and agreed that the Company will not exercise the rights granted to it pursuant to Section 2.01(f).

                                   ARTICLE VII
                        INDEMNIFICATION; EXPENSES; COSTS

            Section 7.01. Indemnities by the Sellers. WESCO Canada and the other Sellers (other than those Sellers from which the Company has no Receivables outstanding at such time) agree (i) to pay or reimburse the Company for all its costs and expenses incurred in connection with the enforcement or preservation of any rights against any Seller under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Company on a solicitor-client basis, (ii) to pay, indemnify and hold the Company harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay caused by the Seller in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and any such other documents, and (iii) without limiting any other rights that the Company may have hereunder or under applicable law, to indemnify the Company from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from any of the following, excluding, however, Indemnified Amounts (a) to the extent resulting from the gross negligence or willful misconduct of the Company,
(b) arising solely from a delay in payment, or default by, an Obligor with respect to any Receivable (other than any delay of default arising out of any discharge, claim, offset or defense (other than discharge in bankruptcy of the Obligor or otherwise in respect of a Charged-Off Receivable) of the Obligor to the payment of any Transferred Receivable arising from the actions of such Seller (including, without limitation, a defense based on such Transferred Receivable's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms) or (c) attributable to any income or franchise taxes imposed on (or measured by) the Company's net income:

            (a) the transfer by such Seller of any interest in any Receivable or Receivables Property or proceeds thereof to a Person other than the Company;

            (b) reliance on any representation or warranty or statement made or deemed made by such Seller (or any of its officers) under or in connection with this Agreement or in any certificate or report delivered pursuant hereto that, in either case, shall have been false or incorrect in any material respect when made or deemed made;

            (c) the failure by such Seller to comply with any applicable law, rule or regulation of any governmental authority with respect to any Receivable or Receivables Property, or the nonconformity of any Receivable or Receivables Property with any such applicable law, rule or regulation;

            (d) the failure to vest and maintain vested in the Company an ownership interest in any Receivable or Receivables Property, free and clear of any Lien, other than a Lien arising under the Transaction Documents, whether existing at the time of the purchase of such Receivable or Receivables Property or at any time thereafter;

            (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the PPSA of any applicable jurisdiction or other applicable laws with respect to any Receivables or Receivables Property of such Seller;

            (f) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being fully enforceable against the Obligor in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to any such Receivable or the furnishing or failure to furnish such merchandise or services;

            (g) any failure of such Seller to perform its duties or obligations under this Agreement;

            (h) any products liability claim arising out of or in connection with merchandise, insurance or services that are the subject of any Receivable or Receivables Property;

            (i) the commingling of Collections at any time with other funds of such Seller;

            (j) any claim involving environmental liability that relates to any property that has been, is now or hereafter will be owned, leased, operated or otherwise used by such Seller;

            (k) any tax or governmental fee or charge (but not including franchise taxes and taxes upon or measured by net income of the Company), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of any Receivable or Receivables Property, or any interest therein or in any merchandise which secure any such Receivables, any Receivables Property or any other rights or assets transferred hereunder; or

            (l) any investigation, litigation or proceeding related to this Agreement or in respect of any Receivable or Receivables Property of such Seller.

            The Sellers shall pay on demand to the Company any and all amounts necessary to indemnify the Company from and against any and all Indemnified Amounts. Notwithstanding the foregoing, such Sellers shall not under any circumstances be required to indemnify the Company for any Indemnified Amounts that result from any delay in the collection of any Receivables or any default by an Obligor with respect to any Receivables.

            Section 7.02. Indemnities by the Company. Without limiting any other rights that the Sellers may have hereunder or under applicable law, the Company hereby agrees to indemnify each Seller from and against any and all claims, losses and liabilities (including reasonable legal fees and disbursements on a solicitor-client basis) arising out of or resulting from such Seller's reliance on any representation or warranty made by the Company in this Agreement or in any certificate delivered pursuant hereto that, in either case, shall have been false or incorrect in any material respect when made or deemed made; provided, however, that any payments made by the Company in respect of any of the foregoing items shall be made solely from funds available to the Company which are not otherwise required to be applied to the payment of any amounts pursuant to any Pooling and Servicing Agreements (other than to the Company), shall be non-recourse other than with respect to such funds and shall not constitute a claim against the Company to the extent that insufficient funds exist to make such payment.

                                  ARTICLE VIII
                                   SELLER NOTE

            Section 8.01. Seller Note. (a) On the initial Effective Date, the Company shall issue to each Seller, or to such other personal affiliated with the Seller as the Seller may direct in writing, a note substantially in the form of Exhibit A (as amended, supplemented or otherwise modified from time to time, the "Seller Note"). The aggregate principal amount of the Seller Note at any time shall be equal to the difference between (a) the aggregate principal amount on the issuance thereof and each addition to the principal amount of such Seller Note with respect to each Seller pursuant to the terms of Section 2.03 as of such time, minus (b) the aggregate amount of all payments made in respect of the principal of such Seller Note as of such time. All payments made in respect of the Seller Note shall be allocated among the Sellers by the Servicer. Each Seller's interest in the Seller Note (or, if a Seller has directed issuance of the note to another person, such person's interest in the Seller Note) shall equal the sum of each addition thereto allocated to such Seller pursuant to subsection 2.03(c) less the sum of each repayment thereof allocated to such Seller. All payments made in respect of the Seller Note shall be allocated, first, to pay accrued and unpaid interest thereon, and second, to pay the outstanding principal amount thereof. Interest on the outstanding principal amount of the Seller Note shall accrue on the last day of each

Settlement Period at a rate per annum equal to the Reference Rate in effect from time to time plus 2% from and including the initial Effective Date to but excluding the last day of each Settlement Period and shall be paid (x) on each Distribution Date with respect to the principal amount of the Seller Note outstanding from time to time during the Settlement Period immediately preceding such Distribution Date and/or (y) on the maturity date thereof; provided, however, that, to the maximum extent permitted by law, accrued interest on the Seller Note which is not so paid shall be added, at the request of such Seller, to the principal amount of the Seller Note. Principal hereunder not paid or prepaid pursuant to the terms hereof shall be payable on the maturity date of the Seller Note. Default in the payment of principal or interest under the Seller Note shall not constitute a Purchase Termination Event under this Agreement, a Servicer Default under any Servicing Agreement or an Early Amortization Event under the Pooling Agreement or any Supplement thereto.

            Section 8.02. Restrictions on Transfer of Seller Note. Neither the Seller Note, nor any right of any Seller or other person to receive payments thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed to Wesco Deistribution, Inc. and except as provided in the Credit Agreement and the security documents related thereto.

            Section 8.03. Aggregate Amount. Anything herein to the contrary notwithstanding, the Company may not make any payment of any Purchase Price in the form of Indebtedness of the Company under the Seller Note unless (i) at the time of such payment and after giving effect thereto, the fair market value of the Company's assets, including beneficial interests in, or indebtedness of, a trust and all Receivables and Receivables Property the Company owns, is greater than the amount of its liabilities, including its liabilities on the Seller Note and all interest and other fees due and payable under any Pooling and Servicing Agreements and the other Transaction Documents plus $45,000,000 and (ii) the aggregate principal amount of Indebtedness evidenced by the Seller Note, incurred on or before such Payment Date and outstanding on such Payment Date (after giving effect to all repayments thereof on or before such Payment Date) would not exceed 25% of the outstanding balance of the Receivables on such Payment Date.

                                   ARTICLE IX
                                  MISCELLANEOUS

            Section 9.01. Amendment. Neither this Agreement nor any of the terms hereof may be amended, supplemented or modified except in a writing signed by the Company and the Sellers. Any amendment, supplement or modification shall not be effective until the Rating Agency Condition, if applicable, has been satisfied.

            Section 9.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified or registered mail, postage-prepaid, by facsimile or by overnight courier, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto given in accordance with this Section 9.02; provided, however, that no notices or other communications may be sent by mail during any actual or apprehended disruption of postal services in the jurisdiction of the intended recipient of such notice or other communication. Copies of all notices and other communications provided for hereunder shall be delivered, if to the Trustee, at its address at 450 West 33rd Street, New York, New York 10001, Attention: Structured Finance Services, and if to the Servicer, at its address set forth on Schedule 4. All notices and communications provided for hereunder shall be effective, (a) if personally delivered by express mail or courier, when received, (b) if sent by certified or registered mail, five Business Days after having been deposited in the mail, postage prepaid and (c) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

            Section 9.03. No Waiver; Remedies. No failure on the part of the Company, the Sellers or the Agents to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            Section 9.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Sellers and the Company and their respective successors (whether by merger, consolidation or otherwise) and assigns. Each Seller agrees that it will not assign or transfer all or any portion of its rights or obligations hereunder other than as permitted in section 8.01 and section 8.02 hereof, without the prior written consent of the Company and the Trustee. Each Seller hereby acknowledges and consents to the assignment by the Company of the Receivables and Receivables Property and the rights and remedies of the Company under this Agreement to the Trustee for the benefit of the Certificateholders pursuant to the Pooling and Servicing Agreements. Each Seller hereby acknowledges and consents that the Company will grant a security interest in the Lockbox Accounts, the Collection Account and the Eligible Segregated Accounts to the Trust and the Trustee for the benefit of the Certificateholders. Each Seller agrees to take any action that the Company or the Trust may reasonably request in connection with such assignment or security interest. Each Seller agrees that the Trustee shall be entitled to enforce the terms of this Agreement and the rights (including, without limitation, the right to grant or withhold any consent or waiver or give any notice) of the Company directly against such Seller, whether or not a Purchase Termination Event or a Termination Event has occurred and that so long as any Investor Certificates are outstanding no consent, waiver or notice given hereunder by the Company shall be effective unless the Trustee has given its written consent thereto. Each Seller further agrees that, in respect of its obligations hereunder, it will act at the direction of, and in accordance with, all requests and instructions from the Trustee until all amounts due to the Investor Certificateholders are paid in full. The Parties acknowledge that the Company holds all rights of the Trustee and the Investor Certificateholders hereunder, in trust for the benefit thereof and accordingly, each of the Trustee and the Investor Certificateholders shall have the rights of third-party beneficiaries under this Agreement.

            Section 9.05. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

PROVINCE OF ONTARIO, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW.

            Section 9.06. Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Company may otherwise have to bring any action or proceeding relating to this Agreement or the other Transaction Documents against any Seller or its properties in the courts of any jurisdiction.

            (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent they may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Transaction Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            Section 9.07. Integration. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

            Section 9.08. Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

            Section 9.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

            Section 9.10. No Petition in Bankruptcy. Each Seller covenants and agrees that prior to the date which is one year and one day after the date of termination of this Agreement pursuant to Section 9.13, it will not institute against or join any other Person in instituting against the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any State of the United States.

            Section 9.11. Addition of Sellers. Subject to the terms and conditions hereof, from time to time one or more wholly-owned Subsidiaries of WESCO Canada may become additional Sellers parties hereto. If any such Subsidiary wishes to become an additional Seller, WESCO Canada shall submit a request to such effect in writing to the Company. Such wholly-owned Subsidiary shall become an additional Seller party hereto on the related Seller Addition Date upon satisfaction of the conditions set forth in Section 3.02 and the conditions, if any, set forth in the Pooling and Servicing Agreements.

            Section 9.12. Treatment of Sellers other than WESCO Canada; Termination Thereof. (a) WESCO Canada hereby covenants and agrees with the Company that WESCO Canada shall not permit any Seller (other than WESCO Canada) at any time to cease to be a wholly-owned Subsidiary of WESCO, except as provided in the following paragraph (b).

            (b) If WESCO Canada wishes to permit any Seller to cease to be a wholly-owned Subsidiary of WESCO Canada, then WESCO Canada shall submit a request (a "Seller Termination Request") to such effect in writing to the Company, which request shall be accompanied by a certificate prepared by a Responsible Officer of the Servicer indicating the Purchased Receivables Percentage applicable to such Seller as of the date of submission of such request (the "Seller Termination Request Date"). Subject to the terms and provisions hereof and of the Pooling and Servicing Agreements, the relevant Seller shall be terminated as a Seller hereunder immediately upon the consummation of the transaction in connection with which such Seller ceases to be a wholly-owned Subsidiary of WESCO Canada. From and after the date any such Seller is terminated as a Seller pursuant to this subsection, the Seller shall cease selling, and the Company shall cease buying, Receivables and Receivables Property from such Seller and in the case of the termination of a Seller, an "Early Termination" shall deemed to have occurred with respect to such Seller.

            (c) A terminated Seller shall have no further obligation under any Transaction Document, other than pursuant to Sections 2.05, 2.06 and 2.11, with respect to Receivables previously sold by it to the Company.

            Section 9.13. Termination. This Agreement will terminate at such time as (a) an Early Termination shall have occurred with respect to all Sellers herewith and (b) all Receivables purchased hereunder have been collected, and the proceeds thereof turned over to the Company and all other amounts owing to the Company hereunder shall have been paid in full or, if Receivables sold hereunder have not been collected, such Receivables have become Charged-Off Receivables and the Company shall have completed its collection efforts with respect thereto; provided, however, that the indemnities of the Sellers to the Company set forth in Article 7 of this Agreement shall survive such termination and provided, further, that the Company shall remain entitled to receive any Collections on Receivables sold hereunder which have become Charged-Off Receivables.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   THE SELLERS:

                                   WESCO Distribution-Canada, Inc.


                                   By:/s/ [ILLEGIBLE]
                                      -------------------------------
                                   Name:
                                   Title:

                                   Address:
                                   Commerce Court
                                   4 Station Square, Suite 700
                                   Pittsburgh, PA  15219
                                   Telephone:  (412) 454-2254
                                   Facsimile:  (412) 454-2555


                                   THE COMPANY:

                                   WESCO RECEIVABLES CORP.


                                   By:/s/ [ILLEGIBLE]
                                      -------------------------------
                                   Name:
                                   Title:

                                   Address:
                                   Commerce Court
                                   4 Station Square
                                   Pittsburgh, PA  15219
                                   Telephone: (412) 454-2270
                                   Facsimile: (412) 454-2555

                                   THE SERVICER:

                                   WESCO Distribution, Inc.


                                   By:/s/ [ILLEGIBLE]
                                      -------------------------------
                                   Name:
                                   Title:

                                   Address:
                                   Commerce Court
                                   4 Station Square, Suite 700
                                   Pittsburgh, PA  15219
                                   Telephone:  (412) 454-2283
                                   Facsimile:  (412) 454-2555